Supplement to the
Fidelity® New Jersey AMT Tax-Free Money Market Fund
Institutional Class
January 29, 2013
Prospectus

Effective January 18, 2014, if you hold your shares in a Fidelity mutual fund account and your dividend and/or redemption check(s) remains uncashed for six months, the check(s) may be invested in additional shares at the NAV next calculated on the day of the investment.

NJA-14-01  January 17, 2014
1.857354.109

Supplement to the
Fidelity® New Jersey AMT Tax-Free Money Market Fund
Service Class
January 29, 2013
Prospectus

Effective January 18, 2014, if you hold your shares in a Fidelity mutual fund account and your dividend and/or redemption check(s) remains uncashed for six months, the check(s) may be invested in additional shares at the NAV next calculated on the day of the investment.

NJAS-14-01  January 17, 2014
1.857355.109